UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 26, 2011
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Shareholders of Sovran Self Storage, Inc. (the "Company") was held on May 26, 2011.   Proxies were solicited pursuant to the Company's proxy statement filed on April 11, 2011 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.  There was no solicitation in opposition to the Company's solicitation.  Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1.          The election of six directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified.  In accordance with the results below, each nominee as listed in the proxy statement was re-elected to serve as a director.  There were no votes abstained with respect to any director nominee.

	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Attea	23,523,588	265,846	2,589,245
Kenneth F. Myszka	23,570,648	218,786	2,589,245
John E. Burns	22,746,170	1,043,264	2,589,245
Anthony P. Gammie	22,739,504	1,049,930	2,589,245
Charles E. Lannon	23,079,259	710,175	2,589,245
James R. Boldt	22,801,466	987,968	2,589,245

Proposal 2.          The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011.  In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstention	Broker Non-Votes
25,577,359	763,990	37,330	—

Proposal 3.          Proposal to approve (on a non-binding basis) the compensation of the Company's executive officers.  In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstention	Broker Non-Votes
22,583,527	1,101,765	104,135	2,589,252

Proposal 4.          Proposal (on a non-binding basis) on the frequency of holding future votes on the compensation of the Company's executive officers.  The results of the vote were as follows:

Every year	Every Two Years	Every Three Years	Abstention	Broker Non-Votes
20,583,131	75,769	3,059,336	66,157	2,594,286

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company's Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sovran Self Storage, Inc.

Date: May 27, 2011	By	/s/ David L. Rogers
		Name:	David L. Rogers
		Title:	Chief Financial Officer